THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln VULONE, Lincoln VULONE 2005, Lincoln VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln VULCV-IV, Lincoln VULDB-IV, Lincoln AssetEdge® VUL, Lincoln AssetEdge® VUL 2015

Supplement dated February 5, 2026 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2025

This Supplement outlines a change to an investment option under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) approved the appointment of Loomis, Sayles & Company, L.P. as the new sub-adviser of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”), effective on or about February 17, 2026 (“Effective Date”). The Fund’s name will be changed to LVIP Global Equity Managed Volatility Fund, as of the Effective Date, and all references to the Fund’s name will be revised accordingly. The Fund’s investment objective, fee and average total returns will remain the same. All other information about the Fund, including the principal investment strategies, can be found in the fund’s prospectus.

You can obtain information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.